EXHIBIT 10g




                                  DYNAGEN, INC.

                      Non-Qualified Stock Option Agreement


         DYNAGEN, INC., a Delaware corporation (the "Company"), hereby grants this 24th day of July, 1996, to Ian Ferrier (the "Optionee"), an option to purchase a maximum of 330,000 shares (the "Option Shares") of Common Stock, $.01 par value (the "Common Stock"), at the price of $1.94 per share, on the following terms and conditions:

         1. GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS. This Option is intended to be a Non-Qualified Option (rather than an incentive stock option), and the Stock Option Committee (the "Committee") intends to take appropriate action, if necessary, to achieve this result. This Option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not affect the grant of another option.

         2. EXTENT OF OPTION IF BUSINESS RELATIONSHIP CONTINUES. If the Optionee has continued to serve the Company in the capacity of an employee, officer, director, agent, advisor, or consultant (such service is described herein as maintaining or being involved in a "Business Relationship" with the Company), on the following dates, the Optionee may exercise this Option for the number of Option Shares set opposite the applicable date:

         Less than one year from the date hereof    -   No shares

         One year but less than two years from      -   25% of the Option Shares
         the date hereof

         Two years but less than three years from   -   An additional 35% of the
         the date hereof                                Option Shares

         Three years from the date hereof           -   An additional 40% of the
                                                                 Option Shares

The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with the Company, may be exercised up to and including the date which is seven (7) years from the date this Option is granted. All of the foregoing rights are subject to Sections 3 and 4, as appropriate, if the Optionee ceases to maintain a Business Relationship with the Company or dies, becomes disabled or undergoes dissolution while involved in a Business Relationship with the Company.

         3. TERMINATION OF BUSINESS RELATIONSHIP. If the Optionee ceases to maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Section 4, no further installments of this Option shall become exercisable and this Option shall terminate after the passage of thirty (30) days from the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this Option.








         4. DEATH; DISABILITY. If the Optionee dies while involved in a Business Relationship with the Company, this Option may be exercised, to the extent of the number of Option Shares with respect to which the Optionee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this Option has been assigned pursuant to Section 9, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee's Business Relationship with the Company is terminated by reason of disability, this Option may be exercised, to the extent of the number of Option Shares with respect to which the Optionee could have exercised it on the date the Business Relationship was terminated, at any time within 180 days after the date of such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination. If the Optionee is a corporation, partnership, trust or other entity that is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such Optionee is not the surviving entity at the time when such entity is involved in a Business Relationship with the Company, this Option shall immediately terminate as of the date of such event, and the only rights hereunder shall be those as to which this Option shall immediately terminate as of the date of such event, and the only rights hereunder shall be those as to which this Option was properly exercised before such dissolution or other event.

         5. PARTIAL EXERCISE. Exercise of this Option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this Option and a fractional share (or cash in lieu thereof) must be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

         6. PAYMENT OF PRICE. The option exercise price is payable in United States dollars and may be paid:

             (a) in cash or by check, or any combination of the foregoing, equal in amount to the option exercise price; or

             (b) in the discretion of the Committee, in cash, by check, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Committee) equal as of the date of exercise to the option exercise price, or by any combination of the foregoing, equal in amount to the option exercise price.

         If the Optionee delivers shares of Common Stock held by the Optionee (the "Old Stock") to the Company in full or partial payment of the option exercise price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, the Common Stock received by the Optionee on the exercise of this Option shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the


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Optionee paid for such Common Stock by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement.

         7. AGREEMENT TO PURCHASE FOR INVESTMENT. By acceptance of this Option, the Optionee agrees that a purchase of Option Shares under this Option will not be made with a view of their distribution, as that term is used in the Securities Act of 1993, as amended (the "Securities Act"), unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the Securities Act and applicable state securities laws, and the Optionee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the Option Shares so purchased shall be inscribed with a legend to ensure compliance with the Securities Act and applicable state securities laws.

         8. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person so exercising this Option. Such notice shall be accompanied by payment of the full exercise price of such Option Shares, and the Company shall deliver a certificate representing such Option
Shares as soon as practicable after the notice shall be received. The certificate for the Option Shares as to which this Option shall have been so exercised shall be registered in the name of the person so exercising this Option (or, if this Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising this Option. In the event this Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person to exercise this Option. All Option Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and nonassessable.

         9. OPTION NOT TRANSFERABLE. This Option is not transferable or assignable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

         10. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this Option imposes no obligation on the Optionee to exercise it.

         11. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. The Company and any related corporations are not by this Option obligated in any manner to continue to maintain a Business Relationship with the Optionee in any capacity whatsoever.

         12. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall have no rights as a stockholder with respect to Option Shares subject to this Agreement until a stock certificate therefore has been issued to the Optionee and is fully paid for by the Optionee.


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         13.  ADJUSTMENTS.  Upon the occurrence of any of the following  events, the Optionee's rights with respect to this Option shall be adjusted as follows:

                  A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the Option Shares shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  B. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than an Acquisition as defined in Section 16) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising this Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised the Option prior to such recapitalization or reorganization.

                  C. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, this Option shall terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                  D. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares subject to this Option. No adjustments shall be made for dividends paid cash or in property other than securities of the Company.

                  E. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. In the event of any stock dividend, stock split, combination, recapitalization or other similar change in the capital structure of the Company, this Option and the Option price shall be equitably adjusted and, in lieu of issuing fractional shares upon exercise thereof, this Option (and the corresponding Option Shares) shall be rounded upward or downward to the nearest whole share (rounding upward for all amounts equal to or in excess of .51). In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 2 through 4 hereof, inclusive, maintaining or being involved in a Business Relationship with the Company includes maintaining or being involved in a Business Relationship with its parent (if any) and any present or future subsidiaries of the Company.

         14. WITHHOLDING TAXES. The Optionee hereby agrees that the Company may withhold from the Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionee's exercise of any installment of this Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not


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withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the Company's withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.

         15. NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT. If the employment or engagement of the Optionee is terminated for "Misconduct," this Option shall terminate on the date of such termination and this Option shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the substantial and continuing failure of the Optionee to render services to the Company in accordance with his assigned duties, as determined by two-thirds of the members of the Board of Directors. In making such determination, the Board of Directors shall act fairly and in utmost good faith.

         16. ACCELERATION AND VESTING OF OPTION FOR BUSINESS COMBINATIONS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), then this Option shall, if the Committee so designates, become fully vested and exercisable by the Optionee immediately prior to the consummation of such Acquisition.

         17. GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

         18. EXPRESS CONSIDERATION FOR OPTION GRANT. This Option is being granted to the Optionee on the express condition and for the express consideration that the Optionee has previously executed, or will immediately execute and deliver in connection with this Option grant, a form of nondisclosure, assignment of inventions and/or noncompetition agreement (or any combination thereof) satisfactory to the Company. If such agreement has not been executed, or if the Optionee refuses to execute such agreement, this Option may be canceled by the Company in its sole and absolute discretion.

         19. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof.

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         IN WITNESS  WHEREOF,  the  Company  and the  Optionee  have caused this instrument to be executed, and the Optionee whose signature appears below acknowledges acceptance of an original copy of this Agreement.

     /s/ Ian Ferrier
_____________________________                 DYNAGEN, INC.
SIGNATURE OF OPTIONEE

                                                   /s/ Dhanajay G. Wadekar
_____________________________                 By:_____________________________
Print Name of Optionee

                                                      Executive Vice President
_____________________________                 Title: ___________________________
Street Address


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City      State      Zip Code


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Social Security Number